For period ending July 31, 2009
	Exhibit 77Q1
File number 811-8764

UBS PACE SELECT ADVISORS TRUST

CERTIFICATE OF VICE PRESIDENT AND ASSISTANT SECRETARY FOR
BOARD RESOLUTIONS APPROVING BYLAW AMENDMENT

	I, Keith A. Weller, Vice President and Assistant Secretary of UBS PACE Select Advisors Trust (the Trust), hereby certify that, at a duly convened meeting of the Board of Trustees (Board) of the Trust held on May 6, 2009, the Board duly and unanimously approved the following preambles and resolution:

	WHEREAS, the Nominating and Corporate Governance
Committee of the Board has recommended to the full Board changes to the retirement policy to permit the Board to waive the mandatory retirement age of 75 for a specified period of time past that age; and

	WHEREAS, the Board has accepted the Nominating and Corporate Governance Committees recommendation and has determined that it is in the best interest of the Trust to change the Boards retirement policy;

	NOW, THEREFORE, BE IT

	RESOLVED, that pursuant to the relevant section of the Trusts Amended and Restated Bylaws, as amended (the
Bylaws), concerning amendments to the Trusts Bylaws, Article II,
Section 2 of the Trusts Bylaws be, and it hereby is, amended to read as follows:

Section 2.  Retirement of Trustees.  Each Trustee
who has attained the age of seventy-five (75) years shall retire from service as a Trustee on the last day of the month in which he or she attains such age.
Notwithstanding anything in this Section, (i) a Trustee may retire at any time as provided for in the governing instrument of the Trust and (ii) the Board of Trustees, in its discretion, may waive the application of the foregoing retirement age with respect to any Trustee for a specified period of time past that age.


	IN WITNESS WHEREOF, I have signed this certificate as of the 25th day of June, 2009.

        UBS PACE SELECT ADVISORS TRUST


        By:	/s/Keith A. Weller
        Name:	Keith A. Weller
        Title:		Vice President and
        Assistant Secretary


New York, New York (ss)

Subscribed and sworn to before me
on this 25th day of June, 2009.


/s/Cathleen Crandall
Notary Public


For period ending July 31, 2009
	Exhibit 77Q1
File number 811-8764
Sub-Advisory Agreement


Agreement dated as of May 28, 2009, between UBS Global Asset Management (Americas) Inc. (UBS Global AM), a Delaware corporation, and Buckhead Capital Management, LLC, a Georgia Limited Liability Company (Sub-Adviser) (the Agreement).

Recitals

(1)	UBS Global AM has entered into a Management Agreement dated as of
August 1, 2008 (Management Agreement) with UBS PACE Select Advisors Trust (Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to the UBS PACE Small/Medium Co Value Equity Investments (Portfolio);

(2)	UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets (Segment) of the Portfolio; and

(3)	The Sub-Adviser is willing to furnish such services;

Now, therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.  UBS Global AM hereby appoints the Sub-Adviser as an investment Sub-Adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser.

(a)	Subject to the supervision and direction of the Trusts Board of Trustees
(the Board) and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM and made available to sub-advisor, the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment.
 The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (Code).
 The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement). The Sub-Adviser, on each business day, shall provide UBS Global AM and the Trusts custodian such information as UBS Global AM and the Trusts custodian may reasonably request relating to all transactions concerning the Portfolio or Segment.

UBS Global AM hereby designates and appoints the Sub-Adviser as its and the Portfolios limited purpose agent and attorney-in-fact, without further prior approval of UBS Global AM (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Portfolio, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Portfolio or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the Securities Act), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Portfolio on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Portfolio is an accredited investor as defined in Rule 501 (a) of Regulation D under the 1933 Act and a Qualified Institutional Buyer as defined in Rule 144A (a) (1) (i) under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Portfolio except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by UBS Global AM or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

(b)	The Sub-Adviser agrees that it will not consult with any other Sub-Adviser
(Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c)	Unless otherwise instructed by UBS Global AM or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment that are furnished in a timely manner. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act) (Proxy Voting Policy), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by UBS Global AM, a summary of such Proxy
Voting Policy for inclusion in the Trusts registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The
Sub-Adviser further agrees that it will provide the Board on or before August
1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)	The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trusts principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.
UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Advisers obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio or segment with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the Affiliated Broker-Dealers) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission (Form ADV)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trusts policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain approval of the Trusts Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the Cross Transactions) on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally.
 UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide UBS Global AM with periodic reports describing such agency cross transactions.

(e)	The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Portfolio or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request.
 Notwithstanding the foregoing, the sub-adviser has the right to make and maintain copies of such records in order to maintain compliance with any applicable legal or regulatory requirements. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(f)	At such times as shall be reasonably requested by the Board or UBS Global
AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(g)	In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all Portfolio or Segment securities and will use its reasonable efforts to arrange for the provision of a price(s) from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by Sub-Adviser and may be required for the Trust or UBS Global AM to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the Securities Act), and any rule or regulation thereunder.

3.	Further Duties.  In all matters relating to the performance of this
Agreement, the Sub-Adviser will act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement, the Trusts policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the Trust Compliance Procedures) and with the written instructions and written directions of the Board and UBS Global AM; and will comply with the applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, the Code, and all other applicable federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, Trusts Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; provided, however, that the Sub-Advisers duty under this Agreement to act in conformity with any document, instruction or guideline produced by the Trust or UBS Global AM shall not arise until it has been delivered to the Sub-Adviser. Any changes to the objectives, policies and restrictions will make due allowance for the time within which the Sub-Adviser shall have to come into compliance. UBS Global AM further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management (US) Inc.).

In order to assist the Trust and the Trusts Chief Compliance Officer (the Trust
CCO) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Advisers chief compliance officer (the Sub-Adviser CCO), as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Portfolio or Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Advisers management of the Portfolio or Segment.

The Sub-Adviser shall promptly provide the Trust CCO with copies of: (i) the Sub-Advisers policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the Sub-Adviser Compliance Procedures), and
(ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCOs performance of the Trust CCOs responsibilities under Rule 38a-1 to review, evaluate and report to the Trusts Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Portfolio or Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Advisers compliance with the Sub-Adviser Compliance Procedures in managing the Portfolio or Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Portfolio or Segment. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws.

The Sub-Adviser will provide UBS Global AM with information (including information that is required to be disclosed in the Trusts registration statement) with respect to the portfolio managers responsible for the Portfolio or Segment and any changes in the portfolio managers responsible for the Portfolio or Segment.

The Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

To the extent permitted, UBS Global AM will promptly notify Sub-Advisor of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry which pertains directly to Sub-Advisors management of the portfolio or segment.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).


4.	Expenses.  During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement.
The Sub-Adviser shall not be responsible for any expenses incurred by the
Trust, the Portfolio, Segment or UBS Global AM.

Upon request by UBS Global AM, Sub-Adviser agrees to reimburse UBS Global
AM or the Trust for costs associated with generating and distributing any supplement or amendment to the Prospectuses or SAIs for any Fund (Supplement) when the Sub-Adviser is given a copy of a draft of such Supplement and fails to promptly disclose to the Adviser facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Funds Prospectuses or SAIs in time for such disclosure or amendments to disclosure to be included in such Supplement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5.	Compensation.

(a)	For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of the Portfolio or Segment that the Sub-Adviser manages up to $100 million and 0.35% of the average daily net assets of the Portfolio or Segment that the Sub-Adviser manages in excess of $100 million (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.

(b)	The fee shall be computed daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)	For those periods in which UBS Global AM has agreed to waive all or a portion of its management fee, UBS Global AM may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d)	If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

6.	Limitation of Liability.

(a)	The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, Segment, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)	In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio or Segment not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio or Segment.

In particular, in the event the Sub-Adviser shall manage only a segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS Global AM and provided to the Sub-Adviser.

7.	Representations of Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:

(a)	The Sub-Adviser (i) is registered as an investment adviser under the
Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Advisers code of ethics.

(c)	The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (SEC) and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d)	The Sub-Adviser will notify UBS Global AM of any change of control of the
Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(e)	The Sub-Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global AM or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global AM.

(f)	The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trusts portfolio holdings to any person or entity other than the UBS Global AM, the Trusts custodian, or other persons expressly designated by UBS Global AM.


8.	Services Not Exclusive.  The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, Portfolio or UBS Global AM or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, Portfolio or UBS Global AM except as otherwise imposed by law or by this Agreement.

9.	Duration and Termination.

(a)	This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities; unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.

(b)	Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)	Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM: (i) upon 120 days written notice to the Sub-Adviser; (ii) immediately upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

10.	Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11.	Governing Law.  This Agreement shall be construed in accordance with the
1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.	Confidentiality.  The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or pursuant to a court order or subpoena, a copy of which will be provided to UBS Global AM and the Trust. Such information may also be disclosed to the Board, counsel or third party service providers in the ordinary course of business.

13.	Use of Name.

(a) It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the UBS Global AM and only so long as the UBS Global AM is Manager to the Trust and/or the Fund.

(b) It is understood that the name Buckhead Capital Management, LLC or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Company shall forthwith cease to use such names (or derivatives or logo).


14.	Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15.	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS
Global AM will be sent to the attention of the General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of the Chief
Compliance Officer.


In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.




                                        UBS Global Asset Management (Americas)
                                        Inc.
                                        51 West 52nd Street
Attest:                                 New York, NY 10019

By:	/s/Eric Sanders                 By:	/s/Caren Cunningham
	Name: Eric Sanders                      Name: Caren Cunningham
	Title:  Director & Assoc.               Title:  Exec. Dir. & Snr.
                Gen.                                    Assoc. GC
Counsel



                                        Buckhead Capital Management, LLC
                                        3330 Cumberland Blvd. Suite 650
                                        Atlanta, GA 30339

Attest:

By:	/s/Howard P. Janis              By:	/s/Matthew D. Reams
	Name:  Howard P. Janis                  Name:  Matthew D. Reams
	Title:  Director of Finance/CCO         Title:  	Member



For period ending July 31, 2009
	Exhibit 77Q1
File number 811-8764

Sub-Advisory Agreement


Agreement dated as of May 28, 2009, between UBS Global Asset Management (Americas) Inc. (UBS Global AM), a Delaware corporation, and Systematic Financial Management LP, a Delaware Partnership (Sub-Adviser) (the Agreement).

Recitals

(1)	UBS Global AM has entered into a Management Agreement dated as of
August 1, 2008 (Management Agreement) with UBS PACE Select Advisors Trust (Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to the UBS PACE Small/Medium Co Value Equity Investments (Portfolio);

(2)	UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets (Segment) of the Portfolio; and

(3)	The Sub-Adviser is willing to furnish such services;

Now, therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.  UBS Global AM hereby appoints the Sub-Adviser as an investment Sub-Adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser.

(a)	Subject to the supervision and direction of the Trusts Board of Trustees
(the Board) and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM provided in writing or electronically, the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment.
The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended
(Code). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement). The Sub-Adviser, on each business day, shall provide UBS Global AM and the Trusts custodian such information as UBS Global AM and the Trusts custodian may reasonably request relating to all transactions concerning the Portfolio or Segment.

UBS Global AM hereby designates and appoints the Sub-Adviser as its and the Portfolios limited purpose agent and attorney-in-fact, without further prior approval of UBS Global AM (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Portfolio, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Portfolio or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the Securities Act), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Portfolio on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Portfolio is an accredited investor as defined in Rule 501 (a) of Regulation D under the 1933 Act and a Qualified Institutional Buyer as defined in Rule 144A (a) (1) (i) under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Portfolio except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by UBS Global AM or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

(b)	The Sub-Adviser agrees that it will not consult with any other Sub-Adviser
(Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or
Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its
affiliate, is the principal underwriter. (c)	Unless otherwise instructed by
UBS Global AM or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment.
The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act) (Proxy Voting
Policy), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by UBS Global AM, a summary of such Proxy Voting Policy for inclusion in the Trusts registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board. UBS Global AM acknowledges that the Sub-Adviser may, at its sole expense and upon approval of UBS Global AM, retain the services of a third-party proxy voting service to vote on the Sub-Advisers behalf proxies appurtenant to securities held in the Portfolio or Segment. UBS Global AM agrees that the Sub-Adviser will not be responsible or liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis.

(d)	The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the most favorable execution and best available price under the circumstances; provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trusts principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Advisers obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust or with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the Affiliated Broker-Dealers) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission (Form ADV)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trusts policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain approval of the Trusts Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the Cross Transactions) on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide UBS Global AM with periodic reports describing such agency cross transactions.

(e)	The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the services provided by Sub-Adviser to the Portfolio or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(f)	At such times as shall be reasonably requested by the Board or UBS Global
AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other US mutual fund advisory customers.

(g)	In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment, and will use its reasonable efforts to arrange for the provision of a price(s) from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or UBS Global AM to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the Securities Act), and any rule or regulation thereunder.

(h) Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser shall not be required to file claims or take any related actions on behalf of the Segment in regards to class action settlements related to securities currently or previously held in the Segment, but will provide all information reasonably requested by UBS Global AM or the Trust, or their agents regarding the securities involved.

3.	Further Duties.  In all matters relating to the performance of this
Agreement, the Sub-Adviser will act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement, the Trusts policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the Trust Compliance Procedures) and with the written instructions and written directions of the Board and UBS Global AM; and will comply with the applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, the Code, and all other applicable federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, Trusts Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; provided, however, that the Sub-Advisers duty under this Agreement to act in conformity with any document, instruction or guideline produced by the Trust or UBS Global AM shall not arise until it has been delivered to the Sub-Adviser. Any changes to the objectives, policies and restrictions will make due allowance for the time within which the Sub-Adviser shall have to come into compliance. UBS Global AM further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management (US) Inc.).

In order to assist the Trust and the Trusts Chief Compliance Officer (the Trust
CCO) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Advisers chief compliance officer (the Sub-Adviser CCO), as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Sub-Advisers compliance procedures, the Trust Compliance Procedures as provided to the Sub-Adviser in managing the Portfolio or Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Sub-Advisers Compliance Procedures, the Trust Compliance Procedures as provided to the Sub-Adviser that related to the Sub-Advisers management of the Portfolio or Segment.

The Sub-Adviser shall promptly provide the Trust CCO with copies of: (i) the Sub-Advisers policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the Sub-Adviser Compliance Procedures), and
(ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCOs performance of the Trust CCOs responsibilities under Rule 38a-1 to review, evaluate and report to the Trusts Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Portfolio or Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Advisers compliance with the Sub-Adviser Compliance Procedures in managing the Portfolio or Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Portfolio or Segment. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with applicable Federal Securities Laws.

The Sub-Adviser will provide UBS Global AM with information (including information that is required to be disclosed in the Trusts registration statement) with respect to the portfolio managers responsible for the Portfolio or Segment and any changes in the portfolio managers responsible for the Portfolio or Segment.

The Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

4.	Expenses.  During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement.
The Sub-Adviser shall not be responsible for any expenses incurred by the
Trust, the Portfolio or UBS Global AM.

Upon request by UBS Global AM, Sub-Adviser agrees to reimburse UBS Global
AM or the Trust for costs associated with generating and distributing any supplement or amendment to the Prospectuses or SAIs for any Fund
(Supplement), but only to the extent such costs are attributable to the portion of the Supplement that relates to the Sub-Adviser as determined by UBS Global AM in its reasonable business judgement, if the Sub-Adviser is given a copy of a draft of such Supplement and fails to promptly disclose to the Advise facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Funds Prospectuses or SAIs in time for such disclosure or amendments to disclosure to be included in such Supplement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5.	Compensation.

(a)	For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of the Portfolio or Segment that the Sub-Adviser manages (computed in the manner specified in the Management
Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.

(b)	The fee shall be computed daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)	For those periods in which UBS Global AM has agreed to waive all or a portion of its management fee, UBS Global AM may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d)	If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

6.	Limitation of Liability.

(a)	The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)	In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.

In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolios Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS Global AM and provided to the Sub-Adviser. The Sub-Adviser shall have no responsibility to monitor compliance with respect to other portions of the Portfolio that are not under the Sub-Advisers management, and the Sub-Adviser shall have no responsibility to monitor compliance with limitations and restrictions specifically applicable to the Portfolio or Segment unless such limitations or restrictions are provided to and whose receipt is acknowledged by the Sub-Adviser in writing or which generally apply to an advisor to a registered investment company or a registered investment company under applicable law. Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.


7.	Representations of Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:

(a)	The Sub-Adviser (i) is registered as an investment adviser under the
Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within thirty days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule
17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Advisers code of ethics.

(c)	The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (SEC) and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d)	The Sub-Adviser will notify UBS Global AM of any change of control of the
Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

 (e)	The Sub-Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global AM or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global AM.


(f)	The Sub-Adviser hereby represents that it has implemented policies and procedures that are designed to prevent the disclosure by it, its employees or its agents of the Trusts portfolio holdings to any person or entity other than the UBS Global AM, the Trusts custodian, or other persons expressly designated by UBS Global AM.


8.	Representations of UBS Global AM and the Trust.

(a)	the Trust was duly organized as a Delaware statutory trust under the laws of Delaware, and the Trust has acted and will continue to act in conformity with the 1940 Act and other applicable laws.
(b)	UBS Global AM has all requisite corporate power and authority under the laws of the Commonwealth of Delaware and federal securities laws and under the Management Agreement with the Trust to execute, deliver and perform this Agreement.
(c)	UBS Global AM is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law relevant hereto.


9.	Services Not Exclusive.  The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, Portfolio or UBS Global AM or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, Portfolio or UBS Global AM except as otherwise imposed by law or by this Agreement. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, to engage in any other business or to other aspects of any other business, whether of a similar nature or a dissimilar nature.


10.	Duration and Termination.

(a)	This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities; unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.

(b)	Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)	Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM: (i) upon 120 days written notice to the Sub-Adviser; (ii) immediately upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

11.	Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

12.	Governing Law.  This Agreement shall be construed in accordance with the
1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.	Confidentiality.  The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. UBS Global AM acknowledges and agrees that any information supplied by the Sub-Adviser in connection with the performance of its obligations and duties hereunder, which are not otherwise publicly available or previously known to the other party, in each case as of the date of their disclosure hereunder, are to be regarded as confidential. Such information may not be publicly disclosed except after prior notification to and approval in writing or if such disclosure is required under applicable laws or regulations or is expressly required or requested by applicable federal or state regulatory authorities. Such information may also be disclosed to the Board, counsel, UBS Global AMs affiliates or third party service providers in the ordinary course of business.

14.	Use of Name.

(a) It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the UBS Global AM and only so long as the UBS Global AM is Manager to the Trust and/or the Fund.

(b) It is understood that the name Systematic Financial Management LP or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Company shall forthwith cease to use such names (or derivatives or logo).


15.	Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

16.	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein).
 All notices provided to UBS Global AM will be sent to the attention of the General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of Karen E. Kohler, Chief Operating Officer, Systematic Financial Management, L.P., 300 Frank W Burr Boulevard Glenpointe East, 7th Floor, Teaneck, NJ 07666.


In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



                                        UBS Global Asset Management (Americas)
                                        Inc.
                                        51 West 52nd Street
Attest:                                 New York, NY 10019

By:	/s/Eric Sanders                 By:	/s/Caren Cunningham
	Name: Eric Sanders              	Name: Caren cunningham
	Title:  Director & Assoc. Gen.          Title:  Snr. Assoc. GC
Counsel




Attest:

                                         Systematic Financial Management LP
                                         300 Frank W Burr Blvd #1
                                         Teaneck, NJ 07666

By:	/s/Rosemarie Finneran            By:	/s/Karen E. Kohler
	Name:  Rosemarie Finneran               Name:  Karen E. Kohler
	Title:  Executive Asst.                 Title:   Chief Operating Officer





For period ending July 31, 2009						Exhibit 77Q1
File number 811-8764


Sub-Advisory Agreement


Agreement dated as of April 8, 2009, between UBS Global Asset Management (Americas) Inc. (UBS Global AM), a Delaware corporation, and First Quadrant LP, a Delaware Partnership (Sub-Adviser) (the Agreement).

Recitals

(1)	UBS Global AM has entered into a Management Agreement dated as of
August 1, 2008 (Management Agreement) with UBS PACE Select Advisors Trust (Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to the UBS PACE Alternative Strategies Investments (Portfolio);

(2)	UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets (Segment) of the Portfolio; and

(3)	The Sub-Adviser is willing to furnish such services;

Now, therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.  UBS Global AM hereby appoints the Sub-Adviser as an investment Sub-Adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser.

(a)	Subject to the supervision and direction of the Trusts Board of Trustees
(the Board) and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM, the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (Code). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement). The Sub-Adviser, on each business day, shall provide UBS Global AM and the Trusts custodian such information as UBS Global Americas and the Trusts custodian may reasonably request relating to all transactions concerning the Portfolio or Segment.


(b)	The Sub-Adviser agrees that it will not consult with any other Sub-Adviser
(Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c)	Unless otherwise instructed by UBS Global AM or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers
Act) (Proxy Voting Policy), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by UBS Global AM, a summary of such Proxy Voting Policy for inclusion in the Trusts registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)	The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trusts principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Advisers obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust or with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the Affiliated Broker-Dealers) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission (Form ADV)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trusts policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trusts Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the Cross Transactions) on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide UBS Global Americas with periodic reports describing such agency cross transactions.

Subject to any other written instructions of UBS Global AM or the Trust, the Sub-Adviser is hereby appointed UBS Global AMs and the Trusts agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Portfolio or Segment, provided that, the Sub-Advisers actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and the Sub-Advisers duties and obligations under this Agreement and the Trusts governing documents.

(e)	The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Portfolio or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule
31a-2 under the 1940 Act the records required to be maintained under Rule
31a-1 under the 1940 Act.

(f)	At such times as shall be reasonably requested by the Board or UBS Global
AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(g)	In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price(s) from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or UBS Global Americas to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the Securities Act), and any rule or regulation thereunder.

3.	Further Duties.  In all matters relating to the performance of this
Agreement, the Sub-Adviser will act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement, the Trusts policies and procedures for compliance by the Trust with the Federal Securities Laws
(as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the Trust Compliance Procedures) and with the written instructions and written directions of the Board and UBS Global AM; and will comply with the applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, the Code, and all other applicable federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, Trusts Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; provided, however, that the Sub-Advisers duty under this Agreement to act in conformity with any document, instruction or guideline produced by the Trust or UBS Global AM shall not arise until it has been delivered to the Sub-Adviser. Any changes to the objectives, policies and restrictions will make due allowance for the time within which the Sub-Adviser shall have to come into compliance. UBS Global AM further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management
(US) Inc.).

In order to assist the Trust and the Trusts Chief Compliance Officer (the Trust
CCO) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Advisers chief compliance officer (the Sub-Adviser CCO), as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Portfolio or Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Advisers management of the Portfolio or Segment.

The Sub-Adviser shall promptly provide the Trust CCO with copies of: (i) the Sub-Advisers policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the Sub-Adviser Compliance Procedures), and
(ii) any material changes to the Sub-Adviser Compliance Procedures. The ub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCOs performance of the Trust CCOs responsibilities under Rule 38a-1 to review, evaluate and report to the Trusts Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Portfolio or Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Advisers compliance with the Sub-Adviser Compliance Procedures in managing the Portfolio or Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Portfolio or Segment. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws.

The Sub-Adviser will provide UBS Global AM with information (including information that is required to be disclosed in the Trusts registration statement) with respect to the portfolio managers responsible for the Portfolio or Segment and any changes in the portfolio managers responsible for the Portfolio or Segment.

The Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

4.	Expenses.  During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement.
The Sub-Adviser shall not be responsible for any expenses incurred by the
Trust, the Portfolio or UBS Global AM.

Upon request by UBS Global AM, Sub-Adviser agrees to reimburse UBS Global Americas or the Trust for costs associated with generating and distributing any supplement or amendment to the Prospectuses or SAIs for any Fund (Supplement) when the Sub-Adviser is given a copy of a draft of such Supplement at least five business days ahead of the due date and fails to promptly disclose to the Adviser facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Funds Prospectuses or SAIs in time for such disclosure or amendments to disclosure to be included in such Supplement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5.	Compensation.

(a)	For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Portfolio or Segment that the Sub-Adviser manages (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.

(b)	The fee shall be computed daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)	For those periods in which UBS Global AM has agreed to waive all or a portion of its management fee, UBS Global AM may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d)	If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

6.	Limitation of Liability.

(a)	The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)	In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.

In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolios Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS
Global AM and provided to the Sub-Adviser.

7.	Representations of Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:

(a)	The Sub-Adviser (i) is registered as an investment adviser under the
Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule
17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Advisers code of ethics.

(c)	The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (SEC) and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d)	The Sub-Adviser will notify UBS Global AM of any change of control of the
Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(e)	The Sub-Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global AM or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global AM.

(f)	The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trusts portfolio holdings to any person or entity other than the UBS Global Americas, the Trusts custodian, or other persons expressly designated by UBS Global Americas.


8.	Services Not Exclusive.  The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, Portfolio or UBS Global AM or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, Portfolio or UBS Global AM except as otherwise imposed by law or by this Agreement.

9.	Duration and Termination.

(a)	This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities; unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.

(b)	Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)	Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM: (i) upon 120 days written notice to the Sub-Adviser; (ii) immediately upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

10.	Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11.	Governing Law.  This Agreement shall be construed in accordance with the
1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.	Confidentiality.  The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Such information may also be disclosed to the Board, counsel or third party service providers in the ordinary course of business.

13.	Use of Name.

(a) It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the UBS Global AM and only so long as the UBS Global AM is Manager to the Trust and/or the Fund.

(b) It is understood that the name First Quadrant, L.P. or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Company shall forthwith cease to use such names (or derivatives or logo).


14.	Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15.	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global AM will be sent to the attention of the General Counsel. All notices provided to the Sub-Adviser will be sent to the attention of First Quadrant Client Service.


In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.





                                       UBS Global Asset Management (Americas)
                                       Inc.
Attest:                                51 West 52nd Street
                                       New York, NY 10019


By:	/s/Eric Sanders                By:	/s/Caren Cunningham
	Name: Eric Sanders                      Name: Caren Cunningham
	Title:  Director & Assoc. Gen.          Title:  Exec. Director & Sr. Assoc.
                                                        GC
Counsel





                                        First Quadrant LP
                                        800 E. Colorado Blvd., Suite 900
Attest:                                 Pasadena, CA 91101

By:	/s/Curt Ketterer                By:	/s/Dori Levanoni
	Name:  Curt Ketterer                    Name:  Dori Levanoni
	Title:  Partner                         Title:  Partner




For period ending July 31, 2009				Exhibit 77Q1
File number 811-8764

SUB-ADVISORY AGREEMENT

     Agreement made as of February 12, 2009 between UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (UBS Global AM), a Delaware corporation, and ANALYTIC INVESTORS, LLC. (Sub-Adviser), a Delaware limited liability company (the Agreement).

RECITALS

	(1) UBS Global AM has entered into a Management Agreement dated August 1, 2008 (Management Agreement), with UBS PACE Select Advisors Trust (formerly known as Managed Accounts Services Portfolio Trust (Trust)), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to UBS PACE Alternative Strategies Investments (Portfolio).

	(2) UBS GLOBAL AM is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS GLOBAL AM and the Portfolio;

	(3) UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets (Segment) of the Portfolio; and

 	(4) The Sub-Adviser is willing to furnish such services;

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:

	1. APPOINTMENT. UBS Global AM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

	2. DUTIES AS SUB-ADVISER.

	(a) Subject to the supervision and direction of the Trusts Board of Trustees
(the Board) and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM, the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the
Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the
Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code, as amended (Code). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement).

	(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser (Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

	 (c) The Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940,
as amended (Advisers Act), and that shall be acceptable to the Board.

The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

	(d) The Sub-Adviser agrees that, in placing orders with brokers, it will make reasonable efforts to obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio or Segment, the
Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay
to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the
Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The
Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the
Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

	Subject to the Sub-Advisers obligations to make reasonable efforts to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the Affiliated Broker-Dealers) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form
ADV Registration Statement on file with the Securities and Exchange Commission (Form ADV)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934.
In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS
Global AM, the Portfolio or the Trust.

	UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the Cross Transactions) on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.

	 (e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to Rule 31a-1(b)(2)(ii), (3), (5), (6), (7), (9) and (10)
under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM reasonably may request. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio or Segment are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio or Segment and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio or Segment upon request by the Trust.

	(f) At such times as shall be reasonably requested by the Board or UBS Global
AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and
UBS Global AM any economic, statistical and investment services that the
Sub-Adviser normally makes available to its institutional or other customers.

	(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

	3. FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global AM; and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc.,
UBS Global Asset Management (US) Inc. and UBS Global AM itself).

	4. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement.
The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM.

	5. COMPENSATION.

	(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.45% on assets up to $200 million, 0.40% on assets in excess of $200 million up to $400 million and 0.30% on assets in excess of $400 million of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.

	(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

	(c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case maybe, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

	6. LIMITATION OF LIABILITY.

	(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

	(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.

	In particular, in the event the Sub-Adviser shall manage only a Segment of the
Portfolio, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by, the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code.

	Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

	7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

	(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

	(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the
Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons (as defined under
Rule 17j-1) from violating the Sub-Advisers code of ethics and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Advisers code of ethics.

	(c) The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission (SEC), and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

	(d) The Sub-Adviser will notify UBS Global AM of any change of control of the
Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

	(e) UBS Global AM and the Sub-Adviser agree that neither of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.

	8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. UBS Global AM and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio or Segment so long as such advice or action is consistent with applicable law.

	9. DURATION AND TERMINATION.

	(a) This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party
(Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.

	(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

	(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM: (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, upon 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio.

	10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and
(ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

	11. GOVERNING LAW. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

	12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global AM will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, NY 10019-6114
(fax: 212-882-5472). All notices provided to the Sub-Adviser will be sent to the attention of: Marie Arlt, Analytic Investors, LLC, 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013 (fax: 213-688-8856).



     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                UBS Global Asset Management (Americas) Inc.
                       		51 West 52nd Street
                              	New York, New York 10019-6114
Attest:


By:/s/Eric Sanders		By:/s/Caren Cunningham
Name:  Eric Sanders		Name: Caren Cunningham
Title: Directors & Assoc. GC  	     Title: Ex. Director & Sr. Assoc. GC


                       		Analytic Investors, LLC
                       		555 West Fifth Street, 50th Floor
                       		Los Angeles, California  90013
Attest:


By:/s/Michael Brogan		By:/s/Marie Nastasi Arlt
Name: Michael Brogan		Name: Marie Nastasi Arlt
Title: Senior Legal Counsel  		Title: COO



For period ending July 31, 2009				Exhibit 77Q1
File number 811-8764



SUB-ADVISORY AGREEMENT

	Agreement made as of May 1, 2009 between UBS Global Asset
Management (Americas) Inc. (UBS Global AM), a Delaware corporation, and Goldman Sachs Asset Management, L.P. (Sub- Adviser), a Delaware Limited Partnership (the Agreement).

RECITALS

(1)	UBS Global AM has entered into a Management Agreement dated as of
August 1, 2008 (Management Agreement), with UBS PACE Select Advisors
Trust (Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), with respect to UBS PACE Alternative Strategies Investments (Portfolio); and

(2) 	UBS Global AM is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global AM and the Portfolio; and

(3)	UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets (Segment) of the Portfolio; and

(4)	The Sub-Adviser is willing to furnish such services; Now therefore, in consideration of the premises and mutual covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:

1.	Appointment.  UBS Global AM hereby appoints the Sub-Adviser as an investment Sub-Adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. UBS Global AM authorizes the Sub-Adviser to open accounts and execute documents (with standard indemnities) and representation letters in the name of, binding against and on behalf of the Segment for all reasonable and customary purposes necessary or desirable in the Sub-Advisers view to effectuate the Sub-Advisers activities under the Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser.

(a)	Subject to the supervision and direction of the Trusts Board of Trustees
(the Board) and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM provided in writing (receipt of which will be acknowledged by Sub-Adviser), the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolios assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (Code). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolios investment objective, policies and restrictions as stated in the Trusts currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (Registration Statement). In performing its obligations under this Agreement, the Sub-Adviser may, at its own discretion delegate any or all of its discretionary investment advisory and other duties, powers and functions hereunder to any affiliated adviser without further consent of the Trust or UBS Global AM, provided (1) that the Sub-Adviser shall always remain liable to the Trust for its obligations hereunder; (2) the Sub-Advisor shall be responsible for the actions or inactions of its affiliate as if they were its own; and (3) that Sub-Adviser shall notify UBS Global AM and the Trust in the event that it proposes to engage an affiliate under circumstances that would require approval of a contract under Section 15(a) of the 1940 Act, and not engage such party unless and until requisite approvals are provided by UBS Global AM and the Trusts Board. The Sub-Adviser shall provide UBS Global AM and the Trusts custodian such information as UBS Global
AM and the Trusts custodian may reasonably request relating to all transactions concerning the Portfolio or Segment as necessary to comply with all applicable regulatory requirements.

(b)	The Sub-Adviser agrees that it will not consult with any other sub-adviser (Other Sub-Adviser) for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter. Sub-Adviser may communicate with other Sub-Advisers under limited circumstances at the specific request of UBS Global AM for compliance and other risk-management purposes to the extent allowed by law.

(c)	Unless otherwise instructed by UBS Global AM or the Trust, the
Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act) (Proxy Voting Policy), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy
Voting Policy (or an accurate summary) for inclusion in the Trusts registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

Notwithstanding the above, UBS Global AM or another service provider for the Trust, and not the Sub-Adviser, shall make any and all filings in connection with any securities litigation or class action lawsuits involving securities held or that were held in the Segment; provided, however, that GSAM is responsible for promptly forwarding to UBS Global AM documents it receives regarding such matters that are specific to the Portfolio and providing reasonable assistance, if necessary, in making such claims. Except as may be provided by applicable law or as otherwise provided herein, the Sub-Advisor shall not incur any liability to UBS Global AM by reason of any exercise of, or failure to exercise, any such proxy voting discretion and shall not incur any liability for any failure arising from an act or omission of a person other than the Sub-Adviser or its agents. UBS Global AM understands that the Sub-Adviser establishes from time to time guidelines for the voting of proxies and may employ the services of a proxy voting service to exercise proxies in accordance with the Sub-Advisers guidelines.

(d)	The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Advisers determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trusts principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Advisers obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the Affiliated Broker-Dealers) so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Advisers Form ADV Registration Statement on file with the Securities and Exchange Commission (Form ADV)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trusts policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the Cross Transactions) on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. UBS Global AM understands that its authority to the Sub-Adviser to execute agency Cross Transactions for the Portfolio is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from UBS Global AM, and that the failure to terminate such authorization will result in its continuation.

(e)	The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Portfolio or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule
31a-2 under the 1940 Act the records required to be maintained under Rule
31a-1 under the 1940 and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM may request.

(f)	At such times as shall be reasonably requested by the Board or UBS
Global AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(g)	In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and UBS Global AM in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or UBS Global AM to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the Securities Act), and any rule or regulation thereunder.

(h)	If the Segment has a claim or potential claim in any bankruptcy proceeding, class action securities litigation, or other litigation or proceeding affecting securities held (or formerly held) in the Segment, Sub-Adviser will provide the Portfolio or its custodian with reasonable assistance in support of the Portfolios pursuit of such claim while Sub-Adviser manages the assets of the Segment. Notwithstanding anything else to the contrary in this Agreement, Sub-Adviser shall not be required to file claims or take any related actions on behalf of the Segment in regards to class action settlements related to securities currently or previously held in the Segment, but will provide all information reasonably requested by UBS Global AM or the Trust, or their agents regarding the securities involved.

3.	Further Duties.  In all matters relating to the performance of this
Agreement, the Sub-Adviser will seek to act in conformity with the Trusts Trust Instrument, By-Laws and Registration Statement, the Trusts policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the Trust Compliance Procedures) and with the written instructions and written directions of the Board and UBS Global AM, each as provided to and whose receipt is acknowledged by the Sub-Adviser, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trusts Trust Instrument, By-Laws, Registration Statement, Trusts Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management (US) Inc.).

In order to assist the Trust and the Trusts Chief Compliance Officer (the Trust
CCO) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Advisers chief compliance officer and/or other senior compliance personnel (collectively, the Sub-Adviser senior compliance personnel), as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Portfolio or Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Advisers management of the Portfolio or Segment.

The Sub-Adviser shall promptly provide the Trust CCO with copies of the Sub-Advises key policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the Sub-Adviser Compliance Procedures). Additionally, if a material change is made to the Sub-Adviser Compliance Procedures that affects the Portfolio, the Sub-Adviser shall provide the Trust CCO with such policies or procedures within a month of the change. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCOs performance of the Trust CCOs responsibilities under Rule 38a-1 to review, evaluate and report to the Trusts Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Portfolio or Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Advisers compliance with the Sub-Adviser Compliance Procedures in managing the Portfolio or Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Portfolio or Segment.
At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Trust Compliance Procedures.

The Sub-Adviser will provide UBS Global AM with information (including information that is required to be disclosed in the Trusts registration statement) with respect to the portfolio managers responsible for the Portfolio or Segment and any changes in the portfolio managers responsible for the Portfolio or Segment.

The Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

4.	Expenses.  During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM.

5.	Compensation.

(a)	For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.68% on the first $300 million, 0.64% on the next $200 million, and 0.60% on assets in excess of $500 million of the average daily net assets of the portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.

(b)	The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)	If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a) 	The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)	In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio. In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolios being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolios failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS Global AM and provided to the Sub-Adviser. Additionally, the Sub-Adviser shall have no responsibility for the validity or legality of the Trust Compliance Procecures, but shall be responsible for complying with those written guidelines adopted by the Board or UBS Global AM and provided to the Sub Adviser.


The Sub-Adviser shall have no responsibility to monitor compliance with respect to other portions of the Portfolio that are not under the Sub-Advisers management. The Sub-Adviser shall have no responsibility to monitor compliance with limitations and restrictions specifically applicable to the Portfolio or Segment unless such limitations or restrictions are provided to and whose receipt is acknowledged by the Sub-Adviser in writing or which generally apply to an advisor to a registered investment company or a registered investment company under applicable law.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7.	(a) Representations of Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:

(1)	The Sub-Adviser (i) is registered as an investment adviser under the
Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(2)	The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule
17j-1 during the previous year and that there has been no material violation of the Sub-Advisers code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the reasonable written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1.

(3)	The Sub-Adviser has provided UBS Global AM with a copy of its Form
ADV, as most recently filed with the Securities and Exchange Commission
(SEC), and promptly will furnish a copy of all amendments to UBS Global AM at least annually. UBS Global AM understands that the Sub-Adviser is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, the Sub-Adviser and its affiliates and their managing directors, directors, officers and employees have multiple interests as more fully disclosed in the Sub-Advisers Form ADV Part II as may be amended from time to time.

(4)	The Sub-Adviser will notify UBS Global AM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(5)	UBS Global AM and the Sub-Adviser agree that neither of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.

(6)	The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trusts portfolio holdings to any person or entity other than UBS Global AM, the Trusts custodian, or other persons expressly designated by UBS Global AM.

(7)	It is understood that the name Goldman, Sachs & Co. or Goldman
Sachs or any derivative thereof, any tradename, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Sub-Adviser or its affiliates and that UBS Global AM has the right to use to such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Portfolio, only with the prior written approval of the Sub-Adviser, such approval not to be unreasonably withheld, and for so long as the Sub-Adviser is Sub-Adviser of the Portfolio.

Notwithstanding the foregoing, the Sub-Advisers approval is not required when
(i) previously approved materials are re-issued with minor modifications,
(ii) UBS Global AM and Sub-Adviser identify materials which they jointly determine do not require the Sub-Advisers approval and (iii) used as required to be disclosed in the registration statement of the Portfolio. Upon termination of this Agreement, the Portfolio and UBS Global AM shall forthwith cease to use such name (or derivative or logo), although UBS Global AM may continue to use such name (or derivative or logo) to the extent permitted under any other agreement between UBS Global AM and Sub-Adviser or as otherwise required by law.

(b) Representations and Warranties of UBS Global AM. UBS Global AM represents and warrants to the Sub-Adviser the following:

(1) UBS Global AM has all requisite corporate power and authority under the laws of the Commonwealth of Delaware and federal securities laws and under the Management Agreement with the Trust to execute, deliver and perform this Agreement.

(2) UBS Global AM is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law relevant hereto.

(3) UBS Global AM has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission relevant hereto.

(4) UBS Global AM has received a copy of Part II of Sub-Advisers Form ADV at least two days in advance of the execution of this contract.

(5) UBS Global AM agrees that the Sub-Adviser shall have no responsibility or liability arising out of any non-compliance by the Portfolio or UBS Global AM with anti-money laundering regulations. UBS Global AM hereby certifies that UBS Global AM has implemented an anti-money laundering program and a customer identification program (CIP) that each comply with the requirements of applicable law, including the Bank Secrecy Act and U.S.A. PATRIOT ACT of 2001 and the regulations promulgated thereunder, and that UBS Global AM or its affiliates will perform or obtain the requisite assurances with respect to the performance of the requirements of such programs with respect to the investors in the Portfolio.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

8.	Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.	Duration and Termination.

(a)	This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolios outstanding voting securities.

(b)	Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)	Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Portfolio.

10.	Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolios outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11.	Governing Law.  This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.	Confidentiality.  The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13.	Use of Name.

(a) It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of UBS Global AM and only so long as UBS Global AM is Manager to the Trust and/or the Portfolio.

(b) It is understood that the name Goldman Sachs Asset Management, L.P. or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Portfolio have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Portfolio. Upon termination of this Agreement, the Company shall forthwith cease to use such names (or derivatives or logo), except to the extent otherwise required by law.

14.	Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart. The parties hereto understand that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligation hereunder is to be regarded as confidential and for use only by UBS Global AM, the Segment or such persons UBS Global AM may designate in connection with the Segment.

The parties also understand that any information supplied to the Sub-Adviser in connection with the performance of its obligation hereunder, particularly, but not limited to, any list of securities which may be bought or sold for the Segment, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services of the Segment.

15.	Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS
Global AM will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, NY 10019. All notices provided to the Sub-Adviser will be sent to the attention of: Scott Kilgallen, Goldman Sachs Asset Management, 32 Old Slip, 32 Floor, New York, NY 10005.

In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


Attest:                               	UBS Global Asset Management (Americas)
                                        Inc.
                              		51 West 52nd Street
                               		New York, New York 10019

By:/s/Eric Sanders			By:/s/Caren Cunningham
Name:  Eric Sanders		        Name: Caren Cunningham
Title: Directors & Assoc. GC                 	Title: Ex. Director & Sr. Assoc.
                                                       GC


                            		Goldman Sachs Asset Management, L.P.
                                 		32 Old Slip
                                 		New York, New York 10005

         				By:/s/Scott Kilgallen
	 		             	Name: Scott Kilgallen
	         			Title: Managing Director